Exhibit 99.1

Corporate Development Supply Chain Sales Finance Legal Operations Human Resources Dv Sc Sa Fi Le Op Hr CF Industries NYSE: CF 2011 First Quarter Financial Results May 6, 2011

Certain statements contained in this communication may constitute "forward-looking statements." All statements in this communication, other than those relating to historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Important factors that could cause actual results to differ materially from our expectations include, among others: the volatile cost of natural gas in the areas where our production facilities are principally located; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; reliance on third party transportation providers; our ability to integrate the Terra businesses promptly and effectively and to achieve the cost savings and synergies we anticipate from the acquisition within the expected time frame or at all, the potential for disruption from the acquisition to make it more difficult for us to maintain relationships with customers, employees or suppliers, and the impact of system integration efforts, including the implementation of a new enterprise resource planning (ERP) system; weather conditions; risks associated with expansion of our business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements; future regulatory restrictions and requirements related to greenhouse gas emissions and climate change; our inability to predict seasonal demand for our products accurately; the impact of changing market conditions on our forward sales programs; risks involving derivatives and the effectiveness of our risk measurement and hedging activities; the reliance of our operations on a limited number of key facilities and the significant risks and hazards against which we may not be fully insured; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; difficulties in securing the supply and delivery of raw materials we use and increases in their costs; risks associated with international operations; the concentration of our sales with certain large customers; losses on our investments in securities; deterioration of global market and economic conditions; our substantial indebtedness and the limitations on our operations imposed by the terms of our indebtedness; our ability to comply with the covenants under our indebtedness and to make payments under such indebtedness when due; potential inability to refinance our indebtedness in connection with any change of control affecting us; and loss of key members of management and professional staff. Forward-looking statements are given only as of the date of this release and we disclaim any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Safe Harbor Statement

Financial Highlights In millions, except percentages and EPS 2011 Q1 2010 Q1 Net sales $ 1,174 $ 502 Gross margin 525 129 - As percent of sales 45% 26% Net earnings (loss) attributable to common stockholders $ 282 $ (4) Earnings (loss) per diluted share 3.91 (0.09) Cash flow provided by operations 671 48 Net debt (cash) at period end 1,228 (748)

Record Profits and Cash Flow Any-quarter record First quarter record 2006 2007 2008 2009 2010 2011 Earnings per Share Operating Cash Flow (millions)

Nitrogen Segment Results Source: Green Markets 2009 2010 2011 In millions, except as noted 2011 Q1 H/(L) 2010 Q1 H/(L) 2010 Q4 Sales $ 926 $ 599 $ (77) Gross margin 443 345 22 - Percent 48% 18 pts 6 pts Volume (000 st) 2,841 1,643 (509) Average selling prices ($/st) - Ammonia $ 494 $ 173 $ 42 - Urea 371 65 48 - UAN 277 72 71 - AN 251 n/a 40 Gas cost $/MMBtu $ 4.32 $ (0.81) $ 0.03 Ammonia Urea UAN-32 Mid-Cornbelt Prices 0 100 200 300 400 500 600 700 J M M J S N J M M J S N J M

Low Gas Prices Despite Strong Demand Storage inventories reached a new record high in November, exceeding the five year average by nearly 400 BCF Winter 2010/2011 was the coldest in a decade, which boosted heating demand and erased nearly all of the surplus storage compared to the five year average Despite strong winter withdrawals, spot prices remain in the mid-$4 range due to sustained production growth Source: EIA (lower 48 states only) U.S. Natural Gas Storage (BCF) Total NG Weighted Degree Days Source: NOAA, BMO Capital Markets

Phosphate Segment Results Source: Green Markets In millions, except as noted 2011 Q1 H/(L) 2010 Q1 H/(L) 2010 Q4 Sales $ 248 $ 73 $ 13 Gross margin 83 51 20 - Percent 33% 15 pts 6 pts Volume (000 st) 440 (40) (37) - DAP 331 (43) (23) - MAP 109 3 (14) - Domestic 394 5 1 - Export 46 (45) (38) Average selling prices ($/st) - DAP $ 562 $ 201 $ 72 - MAP 569 190 70 DAP Central Florida Price 2009 2010 2011

EBITDA and Selected Items (in millions) Quarter ended March 31, 2011 2010 Net earnings (loss) attributable to common stockholders $ 282.0 $ (4.4) Interest expense (income) – net 51.8 0.1 Income taxes 159.1 (4.5) Depreciation, depletion and amortization 118.5 28.3 Less: Other adjustments(1) (26.3) (0.1) EBITDA(2) $ 585.1 $ 19.4 Memo: Selected items included above (Gain) on sale of warehouses $ (32.5) $ - Restructuring and integration costs 2.1 - Unrealized mark-to-market (gains) losses (0.7) 11.2 Business combination costs - 136.1 (Gain) on sale of Terra shares - (28.3) Peru project development costs 0.2 2.7 Total $ (30.9) $ 121.7 (1) Includes amortization of deferred loan fees and depreciation in noncontrolling interest. (2) See slide 13 for further details.

First Quarter Accomplishments Delivered strong earnings and cash flow First quarter record sales, net earnings and EPS Any quarter record cash flow from operations Completed planned debt reduction Retired $1.2 billion term loan in about eleven months Achieved outstanding production levels Phosphate nutrient production tied all-time record All seven N.A. nitrogen plants at full ammonia production Completed launch of Woodward UAN #2 plant Achieved major safety milestones DF: 15,000 safe days at Frankfort, IL; 10,000 at Ritzville, WA Plants: Ten safe years at Courtright, ON; five million safe hours at Donaldsonville, LA; two safe years at Port Neal, IA

Projected U.S. Corn Plantings (million acres) Source: USDA 94 92 90 88 86 84 2009 Actual 2010 Actual 2011 Projected 2012 Projected 2013 Projected 2014 Projected 2015 Projected

Wet Weather No change or minor reduction in planted acreage Mix shift from pre-plant ammonia to urea and UAN Later end to ammonia side-dress season Logistical challenges Likely Impact Precipitation as a Percent of Normal March 6, 2011 through May 4, 2011 Source: HPRCC Percent

Outlook/Summary High crop prices and farm profitability support strong plantings and nutrient prices Wet weather has slowed application and planting Adding support to corn prices Could lead to mix shift from ammonia to urea/UAN Conservative stocking practices bode well for summer/fall prices Subdued natural gas costs continue High cash flow expected to continue

Non-GAAP Information (in millions) Reconciliation of debt to net debt (net cash): March 31, 2011 March 31, 2010 Total debt $ 1,618.1 $ 4.9 Less: cash, cash equivalents and short-term investments 1,137.3 1,035.7 Plus: customer advances 747.3 282.5 Net debt (net cash) $ 1,228.1 $ (748.3) Net debt (net cash) is defined as total debt minus cash, cash equivalents and short-term investments, plus customer advances. We include customer advances in this calculation to reflect the liability associated with our obligations to supply fertilizer in the future, which offsets cash received in the form of customer advances. Net debt (net cash) does not include distributions of earnings payable to noncontrolling interest holders. We use net debt (net cash) in the evaluation of our capital structure. EBITDA, as shown and reconciled on slide 8, is defined as net earnings attributable to common stockholders plus interest expense (income)—net, income taxes, and depreciation, depletion and amortization. Loan fee amortization is subtracted in the calculation of EBITDA to adjust for amounts included in both interest and amortization. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.